EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 7, 1997, included herein in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 No. 333-19127 and 333-19145 filed on December 31, 1996.





ARTHUR ANDERSEN LLP



Houston, Texas
March 28, 1997